UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22436

EntrepreneurShares Series Trust
(Exact name of registrant as specified in charter)

40 Grove Street, Wellesley Square, MA  02482
(Address of principal executive offices) (Zip code)

Dr. Joel M. Shulman
40 Grove Street
Wellesley Square, MA  02482
(Name and address of agent for service)

800-287-9469
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

Annual Report

June 30, 2011

EntrepreneurShares Global Fund™
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 1181
Milwaukee, WI 53201-1181

EntrepreneurShares Global Fund

July 25, 2011

Dear Shareholders,

As we complete our first fiscal year, we would like to extend our heartfelt thanks to your pioneering support for investing in our vision. Our treatise on investments rests upon a conviction that entrepreneurial managers, as defined by our 15 attributes, will outperform non-entrepreneurs over an extended period of time. In this annual report, we reflect upon past performance and look ahead to the future. Given the volatile state of the financial markets at the time of this writing, we have plenty of room for both optimism and concern.

Since our 11/11/10 inception, the Institutional Class of EntrepreneurShares Global Fund generated a total return on investment of 12.50%, compared to the MSCI World Index benchmark of 8.60%, through the end of our second quarter. Our year to date performance, through the end of the second quarter, is 6.14% compared to the benchmark yield of 5.62%. These numbers are relatively strong and are consistent with what we expect from our investment philosophy: when the overall market performs well, we usually do better. We note, however, that our second quarter performance for 2011 was relatively weak. Our Institutional Class generated -1.75%, compared to the benchmark return of 0.68%. This performance is also consistent with our historical analysis of our investment strategy: when the general markets perform poorly, our Fund generally does the same. Consequently, our optimism and concern both rest with the direction of the overall market.

Although our first quarter, 6 month and since inception numbers are strong, our second quarter was weak. Moreover, should the financial markets continue to decline, our Fund will likely follow this pattern. We continue to see growth in revenues and profits from many of the companies in our Fund. However, companies that miss earnings expectations, despite posting growth from prior periods, are in some cases incurring significant declines.

The global capital markets have no shortage of problems. Social unrest continues in the Middle East. Debt concerns in Greece and Portugal are now extending through Western Europe with additional focus on Italy and Spain. Far East Asia has experienced problems in Japan with its tsunami and China with concerns regarding financial statement impropriety and slowdown in growth. The United States has not fared much better with concerns erupting over political squabbles and mounting concerns over a sovereign debt ratings decline. Even Brazil, a current bright spot in global growth, causes investors to pause over concern with currency manipulation.

All of these issues suggest that investors should flee the capital markets and park their cash in bank certificates of deposit or short-term treasuries. These same arguments also point to opportunity in risky equity markets. Fixed income securities generally offer low interest yields with rising concern over inflationary pressure and/or risk escalation. We believe that fixed income securities do not provide a strong enough return for existing risk levels and believe that investors will shift portfolio weights away from these investments. Further, cash investments on the sidelines are not generating much, if any, return and we believe investors are closely monitoring opportunities to put their funds to work.

EntrepreneurShares Global Fund

Global equities have declined as much as 20% in the prior 3-4 month time period, despite relatively strong revenue and earnings growth from many sectors. We believe that global equities are now priced at very attractive levels and are positioned for a strong bounce in the final months of 2011. Obviously, continued negativity in the popular press will make an investment in global equities difficult for all but the bravest investors. However, we remind our investment community that the best time to buy securities may be concurrent with the height of market despair. The strong equity rally in 2009 (with 45%+ returns) followed the market bottom in February, when fear was rampant.

Global equities have declined as much as 20% in the prior 3-4 month time period, despite relatively strong revenue and earnings growth from many sectors. We believe that global equities are now priced at very attractive levels and are positioned for a strong bounce in the final months of 2011. Obviously, continued negativity in the popular press will make an investment in global equities difficult for all but the bravest investors. However, we remind our investment community that the best time to buy securities may be concurrent with the height of market despair. The strong equity rally in 2009 (with 45%+ returns) followed the market bottom in February, when fear was rampant.

We conclude our comments with continued appreciation for your support and the belief that our future will be better. We continue to be confident that savvy entrepreneurs will find a way to make their businesses grow in good conditions and survive in difficult ones. Moreover, entrepreneurs have economic incentive to help grow their profits and generate stock appreciation for themselves and other shareholders.

We look forward to sharing more updates with you in the future and assisting you with your portfolio appreciation.

Joel Shulman Ph.D., CFA
Chief Investment Officer
EntrepreneurShares

Investment in the Fund will result in certain risks which are detailed in the Prospectus. These risks include manager risk, market risk, common stock risk, risk of no prior experience of managing a registered mutual fund, small and medium sized companies risk, technology company investing risk, foreign securities risk, emerging markets risk and quantitative investment approach risk. Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a full prospectus which contains this and other information about the funds offered by EntrepreneurShares, call us at 1-877-271-8811. Please read the full prospectus carefully before investing.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Institutional Class performance is net of 1.7% fee. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter-end may be obtained by calling 1-877-271-8811.

EntrepreneurShares Global Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
June 30, 2011 (Unaudited)

This chart assumes an initial gross investment of $10,000 made in the Retail Class on November 11, 2010 (commencement of operations of the Fund). Returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MSCI THE WORLD INDEX - A free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.

Total Returns as of 6/30/2011
	Inception Date	Since Inception

EntrepreneurShares Global Fund-Retail Class	11/11/10	12.27%
EntrepreneurShares Global Fund-Institutional Class	11/11/10	12.50%
EntrepreneurShares Global Fund-Class A	11/11/10	12.35%
EntrepreneurShares Global Fund-Class A with Load	11/11/10	7.01%
MSCI The World Index		8.60%

EntrepreneurShares Global Fund

SECTOR ALLOCATION OF PORTFOLIO INVESTMENTS June 30, 2011 (Unaudited)

EntrepreneurShares Global Fund

EXPENSE EXAMPLE June 30, 2011 (Unaudited)

As a shareholder of The EntrepreneurShares Global Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares; and (2) ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 - June 30, 2011.

ACTUAL EXPENSES

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EntrepreneurShares Global Fund

EXPENSE EXAMPLE (continued) June 30, 2011 (Unaudited)

EntrepreneurShares Global Fund – Retail Class
			Expenses Paid During Period* January1, 2011- June 30, 2011
	Beginning Account Value January1, 2011	Ending Account Value June 30, 2011

Actual	$1,000.00	$1,059.50	$10.42
Hypothetical (5% annual
return before expenses)	1,000.00	1,014.68	10.19

*
Expenses are equal to the Fund’s annualized expense ratio (including extraordinary expenses) of 2.04%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the half year period.

EntrepreneurShares Global Fund – Institutional Class
			Expenses Paid During Period* January1, 2011- June 30, 2011
	Beginning Account Value January1, 2011	Ending Account Value June 30, 2011

Actual	$1,000.00	$,1061.40	$9.00
Hypothetical (5% annual
return before expenses)	1,000.00	1,016.07	8.80

*
Expenses are equal to the Fund’s annualized expense ratio (including extraordinary expenses) of 1.76%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the half year period.

EntrepreneurShares Global Fund – Class A
			Expenses Paid During Period* January1, 2011- June 30, 2011
	Beginning Account Value November 11, 2010 (1)	Ending Account Value June 30, 2011

Actual	$1,000.00	$,1060.50	$10.17
Hypothetical (5% annual
return before expenses)	1,000.00	1,014.93	9.94

*
Expenses are equal to the Fund’s annualized expense ratio (including extraordinary expenses) of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the half year period.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS
June 30, 2011
Shares		Value
	COMMON STOCKS - 95.64%
	Administrative and Support Services - 3.33%
2,211	EnerNOC, Inc. (a)	$34,801
1,866	Expedia, Inc.	54,095
4,100	Flight Centre Ltd. (b)	95,073
2,478	The Geo Group, Inc. (a)	57,068
8,259	Liquidity Services, Inc. (a)	194,995
930	Mantech International Corp.	41,311
1,299	Portfolio Recovery Associates, Inc. (a)	110,142
		587,485
	Advertising Agencies - 0.91%
5,000	JCDecaux SA (a)(b)	160,460
	Air Transportation - 0.29%
3,380	SkyWest, Inc.	50,903

	Ambulatory Health Care Services - 5.02%
3,732	American Dental Partners, Inc. (a)	48,367
1,350	BioMerieux SA (b)	156,735
77,000	China Shineway Pharmaceutical Group Ltd. (b)	152,581
2,500	Cochlear Ltd. (b)	193,058
1,100	Coloplast A/S (b)	167,030
6,300	Galapagos NV (a)(b)	77,016
1,483	LHC Group, Inc. (a)	34,198
778	Mednax, Inc. (a)	56,164
		885,149
	Amusement, Gambling, and Recreation Industries - 1.26%
3,525	Las Vegas Sands Corp. (a)	148,790
518	Wynn Resorts Ltd.	74,354
		223,144
	Apparel Manufacturing - 2.32%
2,970	Guess?, Inc.	124,918
36,000	Ports Design Ltd. (b)	85,123
8,481	Quiksilver, Inc. (a)(b)	39,861
1,344	Under Armour, Inc. (a)	103,904
2,198	Zumiez, Inc. (a)	54,884
		408,690

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Building Material and Garden Equipment and Supplies Dealers – 2.18%
100,000	DMCI Holdings, Inc. (b)	$98,188
15,000	SM Investments Corp. (b)	185,012
3,525	Titan Machinery, Inc. (a)	101,450
		384,650
	Chemical Manufacturing – 7.90%
1,866	Abaxis, Inc. (a)	50,849
1,656	Alexion Pharmaceuticals, Inc. (a)	77,882
1,659	Cephalon, Inc. (a)	132,554
13,084	Immunomedics, Inc. (a)	53,252
3,183	Inter Parfums, Inc. (b)	73,304
4,137	Jazz Pharmaceuticals, Inc. (a)	137,969
4,558	LSB Industries, Inc. (a)	195,629
3,007	MAP Pharmaceutical, Inc. (a)	48,022
3,354	Medicis Pharmaceutical Corp.	128,022
2,488	Meridian Bioscience, Inc.	59,986
4,105	Optimer Pharmaceuticals, Inc. (a)	48,808
1,728	Regeneron Pharmaceuticals, Inc. (a)	97,995
6,200	Riegel Pharmaceuticals, Inc. (a)	56,854
3,952	Seattle Genetics, Inc. (a)	81,095
3,525	Theravance, Inc. (a)	78,290
788	United Therapeutics Corp. (a)	43,419
4,261	Vanda Pharmaceuticals, Inc. (a)	30,424
		1,394,354
	Clothing and Clothing Accessories Stores – 2.16%
1,026	Blue Nile, Inc. (a)	45,123
2,830	The Finish Line, Inc.	60,562
800	LVMH Moet Hennessy Louis Vuitton SA (b)	143,972
3,916	The Men’s Wearhouse, Inc.	131,969
		381,626

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Computer and Electronic Product Manufacturing – 9.00%
1,762	Acme Packet, Inc. (a)	$123,569
104	Apple, Inc. (a)	34,910
1,327	Cabot Microelectronics Corp. (a)(b)	61,666
3,578	Cypress Semiconductor Corp. (a)	75,639
1,182	Illumina, Inc. (a)	88,827
1,659	IPG Photonics Corp. (a)	120,626
5,702	Ituran Location and Control Ltd. (b)	80,341
5,370	IXYS Corp. (a)(b)	80,443
2,073	Microchip Technology, Inc.	78,587
7,000	Mindray Medical International Ltd. – ADR	196,350
2,156	Monolithic Power Systems, Inc. (a)(b)	33,245
1,910	National Instruments Crop.	56,708
1,000	Nidec Corp. (b)	92,417
6,739	Omnivision Technologies, Inc. (a)(b)	234,584
4,074	STEC, Inc. (a)	69,299
1,991	Stratasys, Inc. (a)	67,097
1,314	Viasat, Inc. (a)	56,857
4,344	Zoran Corp. (a)(b)	36,489
		1,587,654
	Construction of Buildings – 0.26%
2,224	Toll Brothers, Inc. (a)	46,126
	Credit Intermediation and Related Activities – 1.80%
4,584	Capital One Financial Corp.	236,855
400	Credit Acceptance Corp. (a)	33,788
4,396	Hercules Technology Growth Capital, Inc.	46,246
		316,889

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Data Processing, Hosting and Related Services – 1.01%
1,192	CoStar Group, Inc. (a)	$70,662
4,690	ExlService Holdings, Inc. (a)	108,339
		179,001
	Educational Services – 2.17%
11,788	Bridgepoint Education, Inc. (a)	294,700
485	Capella Education Company (a)	20,297
2,063	K12, Inc. (a)	68,368
		383,365
	Electrical Equipment, Appliance, and Component Manufacturing – 1.53%
3,193	iRobot Corp. (a)	112,681
17,884	Taser International, Inc. (a)	81,372
7,257	Zoltek Cos., Inc. (a)(b)	76,416
		270,469
	Fabricated Metal Product Manufacturing – 0.36%
1,577	BE Aerospace, Inc. (a)	64,357

	Food Manufacturing – 4.08%
150,000	Charoen Pokphand Foods PCL (b)	144,020
200,000	Golden Agri-Resources Ltd. (b)	110,722
2,664	The Hain Celestial Group, Inc. (a)	88,871
2,261	J&J Snack Foods Corp.	112,711
10,000	MHP SA – ADR (a)	165,000
22,500	Wilmar International Ltd. (b)	99,284
		720,608
	Food Services and Drinking Places – 2.67%
364	Chipotle Mexican Grill, Inc. (a)	112,181
545	Panera Bread Co. (a)	68,485
3,451	Papa John’s International, Inc. (a)	114,780
1,659	Starbucks Corp.	65,514
6,280	Texas Roadhouse, Inc.	110,120
		471,080

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Funds, Trust, and Other Financial Vehicles – 0.29%
4,499	PennantPark Investment Corp.	$50,434
	Hospitals – 0.37%
1,410	IPC The Hospitalist Co., Inc. (a)	65,353
	Insurance Carriers and Related Activities – 1.65%
5,982	Meadowbrook Insurance Group, Inc.	59,281
1,020	Mercury General Corp.	40,280
2,923	Molina Healthcare, Inc. (a)	79,272
2,333	National Interstate Corp.	53,426
1,265	The Navigators Group, Inc. (a)	59,455
		291,714
	Machinery Manufacturing – 0.83%
5,696	II-VI, Inc. (a)	145,818
	Miscellaneous Manufacturing – 1.26%
1,441	ICU Medical, Inc. (a)	62,972
259	Intuitive Surgical, Inc. (a)	96,376
3,442	Jakks Pacific, Inc. (a)	63,367
		222,715
	Motion Picture and Sound Recording Industries – 0.80%
535	Netflix, Inc. (a)	140,539
	Motor Vehicle and Parts Dealers – 0.47%
5,702	Sonic Automotive, Inc.	83,534
	Nonstore Retailers – 2.66%
45,000	Alibaba.com Ltd. (b)	71,707
531	Copart, Inc. (a)	24,744
4,147	eBay, Inc. (a)(b)	133,824
3,318	Sohu.com, Inc. (a)(b)	239,792
		470,067
	Oil and Gas Extraction – 0.32%
954	Contango Oil & Gas Company (a)	55,752

	Other Information Services – 1.41%
207	Google, Inc. (a)	104,821
2,224	Travelzoo, Inc. (a)	143,759
		248,580

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Personal and Laundry Services – 1.50%
6,000	Natura Cosmeticos SA (b)	$150,399
4,780	Service Corp International	55,830
5,868	XO Group, Inc. (a)	58,387
		264,616
	Pipeline Transportation – 0.82%
4,239	Copano Energy LLC	145,059
	Primary Metal Manufacturing – 4.39%
10,000	Antofagasta Plc (b)	223,731
12,000	Eurasian Natural Resources Corp. PLC (b)	150,513
66,000	Indorama Ventures PCL (b)	99,887
30,000	MMX Mineracao e Metalicos SA (a)(b)	160,510
2,500	Novolipetsk Steel OJSC (b)	96,825
2,597	Steel Dynamics, Inc.	42,201
		773,667
	Professional, Scientific, and Technical Services – 10.43%
2,986	comScore, Inc. (a)	77,337
3,504	Fundtech Ltd. (b)	69,940
3,328	Netscout Systems, Inc. (a)	69,522
1,900	Parexel International Corp. (a)(b)	44,764
30,000	Park24 Co. Ltd. (b)	311,533
3,172	Riverbed Technology, Inc. (a)(b)	125,579
42,000	Seek Ltd. (b)	290,103
1,141	Solera Holdings, Inc. (b)	67,502
4,105	Sourcefire, Inc. (a)	122,001
3,888	SYKES Enterprises, Inc. (a)	83,709
2,447	Synchronoss Technologies, Inc. (a)	77,643
1,111	Syntel, Inc.	65,682
1,708	VeriSign, Inc. (b)	57,150
4,468	Virtusa Corp. (a)	84,669
33,661	VisionChina Media, Inc. - ADR (a)	95,261
2,384	VistaPrint NV (a)(b)	114,074
2,727	Vocus, Inc. (a)(b)	83,473
		1,839,942

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Publishing Industries (except Internet) – 2.99%
1,041	Concur Technologies, Inc. (a)	$52,123
2,975	Opnet Technologies, Inc.	121,797
3,141	Renaissance Learning, Inc.	39,388
2,685	RightNow Technologies, Inc. (a)	86,994
2,193	SuccessFactors, Inc. (a)	64,474
1,971	Synopsys, Inc. (a)(b)	50.674
6,345	TeleCommunication Systems, Inc. (a)	30,646
1,493	Ultimate Software Group, Inc. (a)	81,264
		527,360
	Real Estate – 4.35%
25,000	Africa Israel Investment Ltd. (a)(b)	156,011
16,000	Direcional Engenharia SA (b)	108,160
12,959	E-House (China) Holdings Ltd. - ADR	127,128
50,000	Hopewell Holdings Ltd (b)	158,385
26,000	MRV Engenharia e Participacoes SA (b)	217,909
		767,593
	Retail Trade – 2.92%
1,200	Inditex SA (b)	109,353
2,500	MercadoLibre, Inc. (b)	198,350
15,000	SuperGroup PLC (a)(b)	207,521
		515,224
	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 3.87%
1,970	The Charles Schwab Corp.	32,406
3,411	Cohen & Steers, Inc.	113,075
1,628	Evercore Partners, Inc. (b)	54,245
10,326	FBR Capital Markets Corp. (a)	35,108
1,698	Federated Investors, Inc.	40,480
3,500	Lundbergforetagen AB (b)	128,320
950	Morningstar, Inc.	57,741
2,678	Och-Ziff Capital Management Group LLC (b)	37,144
750	Partners Group Holding AG (b)	132,739
1,358	Westwood Holdings Group, Inc.	51,740
		682,998

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	Semiconductor Related Products – 0.26%
8,294	JA Solar Holdings Co. Ltd. - ADR (a)	$46,032
	Specialty Retail – 1.46%
76,000	Chow Sang Sang Holdings International Ltd. (b)	256,859
	Support Activities for Mining – 1.16%
7,819	W&T Offshore, Inc.	204,232
	Telecommunications – 1.08%
3,442	Cbeyond, Inc. (a)	45,538
2,581	Oplink Communications, Inc. (a)(b)	48,084
22,220	QSC AG (a)(b)	96,677
		190,299
	Transportation Equipment Manufacturing – 0.43%
2,592	Tesla Motors, Inc. (a)	75,505
	Utilities – 0.33%
818	ITC Holdings Corp.	58,708
	Waste Management and Remediation Services – 0.48%
818	Clean Harbors, Inc. (a)	84,458
	Water Transportation – 0.86%
2,322	Hornbeck Offshore Services, Inc. (a)	63,855
43,025	Paragon Shipping, Inc. (b)	87,341
		151,196
	TOTAL COMMON STOCKS (Cost $15,434,818)	16,874,264

	CLOSED-ENDED MUTUAL FUNDS – 0.26%
	Funds, Trusts, and Other Financial Vehicles – 0.26%
2,890	Ares Capital Corp.	46,442
	TOTAL CLOSED-ENDED MUTUAL FUNDS (Cost $48,056)	46,442

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

SCHEDULE OF INVESTMENTS (continued)
June 30, 2011
Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (REITs) – 1.84%
	Funds, Trusts, and Other Financial Vehicles – 0.24%
2,001	Healthcare Realty Trust, Inc.	$41,281
	Real Estate – 1.60%
2,156	DuPont Fabros Technology, Inc.	54,331
1,037	Equity Residential	62,220
9,137	Medical Properties Trust, Inc.	105,076
1,698	ProLogis, Inc.	60,856
		282,483
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $293,659)	323, 764

	SHORT TERM INVESTMENTS – 0.75%
	Money Market Funds – 0.75%
44,349	Fidelity Institutional Money Market Funds - Government Portfolio	44,349
44,348	First American Government Obligations Fund	44,348
44,348	First American Treasury Obligations Fund	44,348
	TOTAL SHORT TERM INVESTMENTS (Cost $133,045)	133,045

	Total Investments (Cost $15,909,578) – 98.49%	17,377,515
	Other Assets in Excess of Liabilities – 1.51%	265,790
	TOTAL NET ASSETS – 100.00%	$17,643,305

	ADR – American Depository Receipt
	(a) Non-income producing security
	(b) Foreign

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011
ASSETS:
Cash	$656,820
Investments, at value (cost $15,909,578)	17,377,515
Foreign currency (cost $903,396)	903,236
Dividends receivable	7,472
Receivable for investment sold	3,098,280
Receivable for capital stock sold	3,120
Receivable from Investment Advisor	1,853
Offering Costs	36,699
Other assets	27,105
Total Assets	22,112,100

LIABILITIES:
Payable for investments purchased	3,512,052
Foreign currency payable	903,396
Accrued distribution fee	792
Payable to Trustees	6,507
Other accrued expenses	46,048
Total Liabilities	4,468,795

NET ASSETS	$17,643,305

NET ASSETS CONSIST OF:
Capital stock	$16,180.793
Unrealized appreciation on investments	1,463,197
Accumulated net investment loss	(13,265)
Accumulated undistributed net realized gain	12,580

Total Net Assets	$17,643,305

NET ASSETS CONSIST OF:

Class Retail Shares:
Net assets	$1,313,620
Shares outstanding	117,145

Net Asset Value and Redemption Price Per Share
(Unlimited shares of no par value authorized)	$11.21

Class Institutional Shares:
Net assets	$16,309,270
Shares outstanding	1,452,462

Net Asset Value and Redemption Price Per Share
(Unlimited shares of no par value authorized)	$11.23

Class A Shares:
Net Assets	$20,415
Shares Outstanding	1,819

Net Asset Value and Redemption Price Per Share
(Unlimited shares of no par value authorized)	$11.22
Maximum Offering Price Per Share (1)	$11.78

(1) Includes a sales load of 4.75%. See footnote 10.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

STATEMENT OF OPERATIONS
For the period ended June 30, 2011(1)

INVESTMENT INCOME:
Dividend income*	$110,883
Interest Income	9
110,892
EXPENSES:
Investment advisory fees	119,414
Legal fees	29,254
Federal and state registration fees	25,006
Directors’ fees and expenses	16,507
Audit fees	15,000
Transfer agent and shareholder service fees	12,858
Fund accounting fees	12,338
Reports to shareholders	8,267
Administration fees	7,178
Custody fees	1,096
Distribution fees – Retail Shares	790
Distribution fees – Class A	2
Other	19,982
Total Expenses	267,692
Expense Reimbursement	(98,099)
Net Expenses	169,593

NET INVESTMENT LOSS	(58,701)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions	96,141
Net realized loss on foreign currency transactions	(13,265)
Change in unrealized appreciation on investments	1,419,639
Change in unrealized appreciation on foreign currency	43,558
Net gain on investments	1,546,073

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,487,372

(1) Inception date of the Fund was November 11, 2010.
* Net of $1,249 in foreign tax withholdings.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

STATEMENT OF CHANGES IN NET ASSETS

PERIOD FROM NOV. 11, 2010* TO JUNE 30, 2011
OPERATIONS:
Net investment loss	$(58,701)
Net realized gain on investment transactions	96,141
Net realized loss on foreign currency transactions	(13,265)
Change in unrealized appreciation on investments	1,419,639
Change in unrealized appreciation on foreign currency	43,558
Net increase in net assets resulting from operations	1,487,372

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail	1,298,485
Proceeds from shares sold – Institutional	14,752,273
Proceeds from shares sold – Class A	19,093
Proceeds from shares issued to holders in reinvestment of dividends - Retail	45
Proceeds from shares issued to holders in reinvestment of dividends - Institutional	17,385
Proceeds from shares issued to holders in reinvestment of dividends – Class A	1
Payment for shares redeemed – Retail**	(6,402)
Payment for shares redeemed – Institutional**	(44)
Payment for shares redeemed – Class A**	(43)
Net increase from capital share transactions	16,080,793

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income - Retail	(46)
Dividends from net investment income - Institutional	(24,813)
Dividends from net investment income – Class A	(1)
Total dividends and distributions	(24,860)

INCREASE IN NET ASSETS	17,543,305

NET ASSETS:
Beginning of Period	100,000

End of Period (Including accumulated net investment loss of $13,265)	$17,643,305

* The Fund commenced operations on November 11, 2010.
** Net redemption fees of less then $1.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

FINANCIAL HIGHLIGHTS

Retail Class	PERIOD FROM NOV. 11, 2010* TO JUNE 30, 2011

Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.08) (5)
Net realized and unrealized gains on investments	1.31
Total from investment operations	1.23

Less distributions:
Dividends from net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$11.21
Total return	12.27% (1)

Supplemental date and ratios:
Net assets, end of period (000’s)	$1,314

Ratio of expenses to average net assets	1.95% (2)(3)(4)

Ratio of net investment loss to average net assets	-0.12% (2)(4)

Portfolio turnover rate	32.87% (1)

* The Fund commenced operation on November 11, 2010.
(1) Not annualized.
(2) Annualized.
(3) Including interest expense increases the ratio by 0.09%.
(4) Net of fees waived of 1.03%.
(5) Net investment loss per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

FINANCIAL HIGHLIGHTS (Continued)

Institutional Class	PERIOD FROM NOV. 11, 2010* TO JUNE 30, 2011

Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.04	) (5)
Net realized and unrealized gains on investments	1.29
Total from investment operations	1.25

Less distributions:
Dividends from net investment income	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$11.23
Total return	12.50	% (1)

Supplemental date and ratios:
Net assets, end of period (000’s)	$16,309

Ratio of expenses to average net assets	1.70	% (2)(3)(4)

Ratio of net investment loss to average net assets	-0.60	% (2)(4)

Portfolio turnover rate	32.87	% (1)

* The Fund commenced operation on November 11, 2010.
(1) Not annualized.
(2) Annualized.
(3) Including interest expense increases the ratio by 0.07%.
(4) Net of fees waived of 1.03%.
(5) Net investment loss per share has been calculated based on average shares outstanding during the period.

        The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

FINANCIAL HIGHLIGHTS (Continued)

Class A	PERIOD FROM NOV. 11, 2010* TO JUNE 30, 2011

Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss	(0.06	) (5)
Net realized and unrealized gains on investments	1.29
Total from investment operations	1.23

Less distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$11.22
Total return	12.35	% (1)

Supplemental date and ratios:

Net assets, end of period (000’s)	$ 20

Ratio of expenses to average net assets	1.95	% (2)(3)(4)

Ratio of net investment loss to average net assets	-0.84	% (2)(4)

Portfolio turnover rate	32.87	% (1)

* The Fund commenced operation on November 11, 2010.
(1) Not annualized.
(2) Annualized.
(3) Including interest expense increases the ratio by 0.03%.
(4) Net of fees waived of 1.03%.
(5) Net investment loss per share has been calculated based on average shares outstanding during the period.

         The accompanying notes are an integral part of these financial statements.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS June 30, 2011

1. ORGANIZATION
EntrepreneurShares™ Series Trust, a Delaware statutory trust (the “Trust”), was formed on July 1, 2010, and has authorized capital of unlimited shares of beneficial interest. The Trust is a open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue multiple series and classes of shares. EntrepreneurShares Global Fund (the “Fund”) is currently the sole series of the Trust and is classified as a “diversified” series, as defined in the 1940 Act. The Fund ommenced operations on November 11, 2010.

The investment goal of the Fund is to seek long-term capital appreciation. The Fund seeks these investment results through active principles-based securities selection. The Fund mainly invests in equity securities of global companies with market capitalizations that are above $150 million at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

As described in the Fund’s prospectus, the Class A and Retail Class shares are subject to a 0.25% distribution (12b-1) fee and the Class A shares have a sales load. The Institutional Class shares have neither a 12b-1 fee nor a sales load. Each class of shares has identical rights and privileges, except with respect to the sales load and 12b-1 fee, and voting rights on matters affecting a single class of shares.

2. SUMMARY OF SIGNIFICANT ACCOUNT POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

Investment Valuations
In determining the net asset value (NAV) of the Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by the Fund are valued at the average of the quoted bid and ask prices in the OTC market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by Weston Capital Advisors, LLC (the “Advisor”) under procedures established by and under the general supervision and responsibility of the Board.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

Short-term investments held with a remaining maturity of 60 days or less generally are valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including restricted securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the SEC); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the New York Stock Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Fair-valued securities are valued by the Advisor, under the supervision of the Board. There is no single standard for determining the fair value of a security. Rather, in determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (1) the nature and pricing history (if any) of the security; (2) whether any dealer quotations for the security are available; (3) possible valuation methodologies that could be used to determine the fair value of the security; (4) the recommendation of the portfolio manager of the Fund with respect to the valuation of the security; (5) whether the same or similar securities are held by other funds managed by the Advisor or other Funds and the method used to price the security in those Funds; (6) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by third parties independent of the Advisor; and (7) the liquidity or illiquidity of the market for the security.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

Use of Estimates and Indemnifications:
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown; however, the Trust has not had claims or losses pursuant to these contracts and the Trust expects any risk of loss to be remote.

Federal Income Tax:
The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and not realized gains to shareholders.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority, for the period ended June 30, 2011. The Fund would recognize interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2011, open Federal tax years include the tax year ended June 30, 2011. The Fund has no examination in progress.

Fair Value Measurement:
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

Level 2:	Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
Level 3:	Significant inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities and real estate investment trusts, closed-end mutual funds, and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. The table below is a summary of the inputs used to value the Fund’s investments as of June 30, 2011.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stock*	$16,874,264	$16,874,264	$-	$-
Total Real Estate Investment Trusts*	323,764	323,764	-	-
Total Closed-End Mutual Funds	46,442	46,442	-	-
Total Money Market Funds	133,045	133,045	-	-
Total Investments	$17,337,515	$17,377,515	$-	$-

* For further information regarding security characteristics, please see the Schedule of Investments

The Fund did not hold any Level 3 securities during the period ended June 30, 2011. There were no transfers of securities between levels during the period ended June 30, 2011. Transfers between levels are recognized at the end of the reporting period.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

In May 2011, the FASB issued ASU No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-4 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRS. ASU No. 2011-4 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Distribution to Shareholders
The Fund intends to distribute to its shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles.

Foreign Currency Transactions
The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Allocation of Income, Expenses, Gains/Loss
Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated based average net assets, with the exception of 12b-1 fees, which are expensed at 0.25% of average daily net assets of the Retail Class and 0.25% of average daily net assets of the Class A shares.

Other
Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

3. AGREEMENTS
Investment Advisory Agreement
The Advisor oversees the performance of the Fund and is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated October 14, 2010 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual advisory fee equal to 1.25% of the Fund’s average net assets.

Through October 31, 2011, the Advisor agrees to waive and/or reimburse the Fund for its management fee and, to the extent necessary, bear other expenses, to limit the total annualized expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses and fees and expenses of underlying funds) of Class A shares, Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.95%, 1.95% and 1.70% per annum, respectively, of net assets attributable to such shares of the Fund. The Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the end of the fiscal year in which the expense was borne by the Advisor. The Advisor has waived $121,768, all of which expires on June 30, 2014.

Sub-Advisory services are provided to the Fund, pursuant to an agreement between the Advisor and EntrepreneurShares, LLC (the “Sub-Advisor”). Under the terms of this sub-advisory agreement, the Advisor, not the Fund, compensates the Sub-Advisor based on the Fund’s average net assets.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

4. DISTRIBUTION PLAN
The Trust has adopted distribution and service (Rule 12b-1) plans for the Fund’s Class A and Retail Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Plan allows the Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of Fund shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares. Because these fees are paid out of the Fund’s assets, over time, these fees will increase the cost of your investment in Class A or Retail Class shares and may cost you more than paying other types of sales charges. The Fund’s Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

5. INCOME TAXES
The distribution of $24,860 paid during the period ended June 30, 2011 was classified as ordinary income for tax purposes.

Additionally, GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended June 30, 2011, Accumulated Net Investment Loss was increased by $70,296 and Accumulated Realized Gain was decreased by $70,296. The permanent differences relate primarily to foreign currency reclassifications, partnership adjustments and reclassification of net operating losses.

As of June 30, 2011, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes are:

Cost of Investments	$15,908,932
Unrealized appreciation	2,198,902
Unrealized depreciations	(730,319)
Net unrealized appreciation	1,468,583
Undistributed ordinary income	9,465
Undistributed long-term capital gain	2,469
Distributable income	11,934
Other accumulated losses	(18,005)
Total accumulated gains	$1,462,512

The cost of investments differs for financial statement and tax purposes primarily due to partnership adjustments.

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

As of June 30, 2011, the Fund had no capital loss carryforwards which could be used to offset future gains.

At June 30, 2011 the Fund had post-October losses of $13,625.

6. OFFERING COSTS
Offering costs include legal fees regarding the preparation of the initial registration statement. These costs were paid by the Fund. The total amount of the offering costs incurred by the Trust and Fund was $68,734.

7. CAPITAL SHARE TRANSACTIONS
The Trust has authorized capital of unlimited shares of no par value which may be issued in more than one class or series. Currently the Trust consists of one series, the Fund. Transactions in shares of the Fund were as follows:

Period Ended June 30, 2010

Retail Class
Shares sold	117,623
Shares issued in reinvestment of dividends	5
Shares redeemed	(583)
Net increase	117,045
Shares outstanding:
Beginning of period	100
End of period	117,145

Institutional Class
Shares sold	1,441,032
Shares issued in reinvestment of dividends	1,634
Shares redeemed	(4)
Net increase	1,442,662
Shares outstanding:
Beginning of period	9,800
End of period	1,452,462

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

Class A
Shares sold	1,722
Shares issued in reinvestment of dividends	1
Shares redeemed	(4)
Net increase	1,719
Shares outstanding:
Beginning of period	100
End of period	1,819

8. RELATED PARTIES
At June 30, 2011, certain officers of the Trust were also employees of the Advisor. However, these officers were not compensated directly y the Fund. In addition, refer to Note 3, agreements.

9. SUBSEQUENT EVENTS EVALUATION
In preparing the statement of assets and liabilities, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

10. OFFERING PRICE PER SHARE
The public offering price for Class A share is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75%. The public offering price for the Retail and Institutional Classes are the net asset value.

The Fund’s distributor, Rafferty Capital Markets, LLC (the “Distributor”) retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives none of the related sales charge. For the period from November 11, 2010 to June 30, 2011, the Distributor received $0 on behalf of  EntrepreneurShares Global Fund Class A. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

11. INVESTMENT TRANSACTIONS
During the period ended June 30, 2011, the aggregate purchases and sales of securities (excluding short-term) were:

Purchases:	$20,499,600
Sales:	$4,794,113

EntrepreneurShares Global Fund

NOTES TO FINANCIAL STATEMENTS (continued) June 30, 2011

12. NEW TAX LAW
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

EntrepreneurShares Global Fund

REPORT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of EntrepreneurSharesTM SeriesTrust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EntrepreneurSharesTM SeriesTrust, comprising, the EntrepreneurShares Global Fund (the Fund) as of June 30, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
August 29, 2011

EntrepreneurShares Global Fund

ADDITIONAL INFORMATION (Unaudited)

1. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES
    AND OFFICERS

Name, Address and Birth Year	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Stephen Sohn 40 Grove St. Suite 200 Wellesly Hills, MA 02482 Birth year: 1944	Trustee	Since 2010	Chairman – Quantum Aesthetic Surgery Inc.; Former faculty member Harvard Medical School (1974 to 1996).	1	None
Thomas T. Stallkamp 40 Grove St. Suite 200 Wellesly Hills, MA 02482 Birth year: 1947	Trustee	Since 2010	Founder/Principal – Collaborative Management; Former CEO/Chairman – MSX International (automotive consulting) (2003 to 2004); Former President and Vice Chairman – Daimler Chrysler (1980 to 1999).	1	Baxter International Inc. and Borg Warner Inc.
George R. Berbeco 40 Grove St. Suite 200 Wellesly Hills, MA 02482 Birth year: 1944	Trustee	Since 2010	Chairman – Bay Colony Development Corporation; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (information systems consulting) (2005 to 2009).	1	None

EntrepreneurShares Global Fund

ADDITIONAL INFORMATION (continued) (Unaudited)

Name (Birth Year)	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director- ships Held by Trustee During Past 5 Years
Joel M. Shulman, CFA(2) 40 Grove St. Suite 200 Wellesly Hills, MA 02482 Birth year: 1955	President and Trustee	Since 2010	Member of the Advisor and the Sub-Advisor since 2010; Chief Executive Officer of the Sub-Advisor since 2010; Tenured professor at Babson College.	1	None
David Cragg 40 Grove St. Suite 200 Wellesly Hills, MA 02482 Birth year: 1969	Secretary, Treasurer and Chief Compli- ance Officer	Since 2010
Member, and Chief
Compliance Officer, of
Registered Alternative
Investment Advisers since
2010. Former Chief
Financial Officer and Chief
Operating Officer of the
Leuthold Group (institution-
al research) (1999 to 2009).

				N/A	N/A

_______________

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Advisor and the Sub-Advisor.

The statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at (877) 271-8811.

2. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS
The Fund designates $0 of distributions paid during the period as net capital gain distribution eligible for long-term capital gain rates for individual shareholders.

For the period ended June 30, 2011, 100% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of their ordinary income distributions for the fiscal period as qualified dividend income under the Jobs and Growth Tax.

EntrepreneurShares Global Fund

ADDITIONAL INFORMATION (continued) (Unaudited)

Reconciliation Act of 2003.

The Fund designates 0% of its ordinary income distribution as short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(c).

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
 SCHEDULES
The Fund is required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.877.271.8811. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

4. PROXY VOTING POLICIES AND PROCEDURES AND PROXY
 VOTING RECORD
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.877.271.8811 and on the SEC’s website (http://www.sec. gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.

Once filed, the information is available without charge, upon request, by calling 1.877.271.8811 and on the SEC’s website (http://www.sec.gov). As of the date of this report, the Fund has not yet been required to file how it voted its proxies related to portfolio securities.

This Page intentionally left blank

Investment Advisor
Weston Capital Advisors, LLC
40 Grove Street, Suite 200
Wellesly Square, MA  02482

Investment Sub Advisor
EntrepreneurShares, LLC
40 Grove Street, Suite 200
Wellesly Square, MA  02482

Independent Public Accounting Firm
Ernst & Young LLP
220 South Sixth Street Suite 1400
Minneapolis, MN  55402

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Distributor
Rafferty Capital Markets, LLC
59 Hilton Ave.
Garden City, NY  11530

Administrator,Transfer Agent
And Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal period for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 6/30/11
Audit Fees	$15,000
Audit-Related Fees	$0
Tax Fees	$2,200
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 6/30/11
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/11
Registrant	$2,200
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company
and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  EntrepreneurShares Series Trust

By (Signature and Title)* /s/ Dr. Joel Shulman
                                                   Dr. Joel Shulman, President

Date  August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dr. Joel Shulman
   Dr. Joel Shulman, President

Date  August 29, 2011

By (Signature and Title)* /s/ David Cragg
   David Cragg, Treasurer

Date September 7, 2011

* Print the name and title of each signing officer under his or her signature.